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                                                                     EXHIBIT 10G


                Amendment to Outside Directors Stock Bonus Plan

                Excerpt from Minutes of Board of Directors Meeting
                             held November 8, 2002


     RESOLVED, that 50,000 shares be reserved for issuance pursuant to the Outside Directors Stock Bonus Plan and that the officers of the Corporation be and hereby are authorized and directed to take such steps as may be necessary to effectuate the intent of this resolution.